UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of earliest event reported): December 10, 2025

INCOME OPPORTUNITY REALTY INVESTORS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-14784	75-2615944
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1603 LBJ Freeway, Suite 800 Dallas, Texas	75234
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	469-522-4200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading	Name of Each Exchange on which Registered
Common Stock, par value $0.01	IOR	NYSE American

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 ('230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ('240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 - Submission of Matters to the Vote of Security Holders

On December 10, 2025, the Annual Meeting of Stockholders of Income Opportunity Realty Investors, Inc. (“IOR” or the “Issuer” or the “Registrant”) was held, following a solicitation of proxies, pursuant to a Notice of Annual Meeting and related Proxy Statement, dated October 31, 2025, distributed in accordance with the requirements of Regulation 14A under the Securities Exchange Act of 1934, as amended. On the record date of October 30, 2025, a total of 4,066,178 shares of Common Stock were outstanding, with each share entitled to cast one vote.

At the meeting, proxies representing at least 4,026,211 shares (96.59% of the outstanding) appeared and were cast, thereby establishing a quorum present in person or by proxy. It was noted that, of the 4,066,178 outstanding shares of Common Stock, 3,453,629 shares are held in DTC/CEDE accounts on the Record Date.

At the Annual Meeting, which involved the election of directors, the following named persons received the number of votes cast for, against or withheld, as well as the number of abstention and broker non-votes:

Nominee Name	No. of Votes FOR	Of Shares Voted % FOR	No. of Votes WITHHELD	No. of votes ABSTAINED	Broker NON-VOTES
Henry A. Butler	3,840,170	92.13%	40,012	—	146,029
Fernando Victor Lara Celis	3,839,446	92.11%	40,736		146,029
Robert A. Jakuszewski	3,838,811	92.09%	41,371	—	146,029
Ted R. Munselle	3,840,170	92.13%	40,012	—	146,029

All of the nominees named above, each of which is currently a director of the Registrant, were elected at such Annual Meeting.

The second matter presented at the Annual Meeting was the ratification of the appointment of Farmer, Fuqua & Huff, P.C. as the independent registered public accounting firm for the Registrant for the fiscal year ending December 31, 2025, and any interim period. A total of 3,949,721 votes were cast FOR, 13,945 votes were cast AGAINST, and 62,545 votes ABSTAINED from voting with respect to such proposal. There were no broker non-votes.

The Annual Meeting of the Board of Directors was held on the following day, December 11, 2025. At such meeting, Henry A. Butler was re-elected Chairman of the Board and Ted Munselle was re-appointed as the Presiding Director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: December 11, 2025	INCOME OPPORTUNITY REALTY INVESTORS, INC.

	By:	/s/ Erik L. Johnson
Erik L. Johnson, President and Chief Executive Officer